SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)

                        September 14, 1994



                  SAFECARD SERVICES, INCORPORATED

         (Exact name of registrant as specified in charter).



         Delaware                1-10411          13-2650534
- - - ----------------------------   ------------   -------------------
(State or other jurisdiction   (Commission    (IRS Employer of
incorporation)                 File Number)   Identification No.)


3001 E. Pershing Boulevard, Cheyenne, WY            82001
- - - ----------------------------------------            -----
(Address of principal executive offices)          (zip code)


                    Registrant's telephone number,
                  including area code:  (307)771-2700



                                 N/A
- - - -------------------------------------------------------------
(Former name or former address, if changed since last report).





Item 5.     Other Events

      On September 14, 1994, the Company announced that it had completed the acquisition of Wright Express Corporation of South
Portland, Maine.  Attached as Exhibit 1 is the press release.

                                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              SAFECARD SERVICES, INCORPORATED



                              BY:    G. THOMAS FRANKLAND
                                     ------------------------
                              Name:  G. Thomas Frankland
                              Title: Vice Chairman and Chief
                                     Financial Officer



September 29, 1994